UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09373
Oppenheimer Senior Floating Rate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.

July 31, 2011

Oppenheimer

Senior Floating Rate Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

July 31, 2011 Oppenheimer Management Senior Floating Rate Commentary and Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	7.5%
BBB	2.4
BB	37.1
B	47.0
CCC	4.1
C	0.1
Unrated	1.8

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used.
Unrated securities issued or guaranteed by a sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign or supranational entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER SENIOR FLOATING RATE FUND

Top Ten Corporate Loan Industries

Media	13.5%
Commercial Services & Supplies	8.2
Hotels, Restaurants & Leisure	7.3
Health Care Providers & Services	4.8
Aerospace & Defense	4.7
Chemicals	4.7
Health Care Equipment & Supplies	4.0
Electrical Equipment	3.6
Electric Utilities	3.4
Containers & Packaging	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of July 29, 2011, and are based on net assets.
7 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended July 29, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. Over the 12-month period, Oppenheimer Senior Floating Rate Fund’s Class A shares (without sales charge) produced a total return of 9.65%, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 8.33%. We attribute the Fund’s relative performance primarily to our loan selection strategy, which identified a number of above-average performers from a variety of industry groups.
     We found a number of relatively attractive income opportunities in the broadcasting industry, where an overweight position helped the Fund participate more fully in the area’s strong returns. Similarly, we maintained relatively heavy exposure to the energy sector, where loans to companies engaged in oil and gas exploration and production fared particularly well. Other areas producing above-average returns for the Fund included the diversified media, utilities and telecommunications sectors.
     Disappointments proved to be relatively mild during the reporting period as senior floating rate loans were generally supported by positive supply-and-demand influences. Nonetheless, the Fund’s investments in the financials sector lagged market averages over the reporting period, as did its holdings of loans to consumer products companies.
     Looking forward, we are carefully monitoring developments in the global economy. On one hand, a more restrictive U.S. fiscal policy and the downgrading of U.S. long-term debt could have negative economic consequences if businesses and consumers continue to refrain from spending. On the other hand, corporate earnings have remained robust, high yield default rates are low compared to historical averages and many businesses and consumers have successfully deleveraged their balance sheets. Consequently, we remain confident that the underlying fundamentals of the Fund’s holdings remain sound, and we are watchful for opportunities to invest in loans that may have been mispriced due to macroeconomic concerns.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 28, 2005. The Fund’s performance

1.	July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
8 | OPPENHEIMER SENIOR FLOATING RATE FUND

reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Credit Suisse (CS) Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
9 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
10 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Fund returns do not consider capital gains or income taxes. See page 14 for further performance information.

1.	July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
11 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Fund returns do not consider capital gains or income taxes. See page 14 for further performance information.

1.	July 29, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
13 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.
Class A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 3% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).
Class C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).
Class Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2011	July 29, 2011	July 29, 2011

Class A	$1,000.00	$1,019.30	$5.21
Class B	1,000.00	1,017.30	8.34
Class C	1,000.00	1,016.80	7.59
Class Y	1,000.00	1,020.60	3.87

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.37	5.21
Class B	1,000.00	1,016.28	8.34
Class C	1,000.00	1,017.02	7.60
Class Y	1,000.00	1,020.70	3.87
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.05%
Class B	1.68
Class C	1.53
Class Y	0.78
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 29, 2011*

	Principal
	Amount	Value

Corporate Loans—90.2%
Consumer Discretionary—30.3%
Auto Components—1.9%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan, 2.94%, 8/7/14[1]	$43,743,192	$42,913,909
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/18/17[1]	22,927,538	22,913,208
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/16/16[1]	4,975,000	4,999,875
TI Automotive Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 7/29/16[1]	8,933,136	9,022,467
Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.996%, 6/3/16[1]	1,287,000	1,293,435
Transtar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/21/16[1]	22,859,570	22,973,867
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	17,106,747	17,224,356

		121,341,117

Automobiles—0.1%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	54,797,991	274,264
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.94%, 12/15/13[1]	3,126,275	3,127,732

		3,401,996

Distributors—1.8%
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/13/17[1]	46,665,000	46,402,509
General Nutrition Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/18[1]	16,545,000	16,557,409
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%, 11/21/16[1]	16,168,750	16,113,178
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 5, 4.50%, 3/3/18[1]	15,273,663	15,025,462
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/18/18[1]	22,319,063	22,221,417

		116,319,975

Diversified Consumer Services—0.5%
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/15/14[1]	8,152,303	7,887,353
ServiceMaster Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.69%-2.76%, 7/24/14[1]	20,034,480	19,402,832
ServiceMaster Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche DD, 2.69%, 7/24/14[1]	1,797,509	1,740,837

		29,031,022
17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure—7.3%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/22/16[1]	$8,771,400	$8,727,543
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/18[1]	10,223,178	10,210,399
BLB Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.384%, 11/5/15[1]	4,361,303	4,379,477
Burger King Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/19/16[1]	24,924,875	24,902,442
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 3/1/17[1]	36,155,403	36,697,734
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.503%, 1/28/18[1]	65,937,940	57,654,486
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.437%, 5/17/13[1]	2,170,806	2,131,460
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.437%, 5/17/13[1]	2,875,019	2,822,909
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 12/15/17[1]	23,522,260	23,595,768
DineEquity, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/19/17[1]	18,018,006	18,040,529
Dunkin Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 11/23/17[1]	29,850,188	29,882,844
Global Cash Access, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 3/1/16[1]	2,571,428	2,585,358
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.07%, 6/30/14[1,3]	6,912,710	6,085,349
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.07%, 6/30/14[1,3]	3,720,213	3,274,952
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.44%, 12/31/14[1]	7,000,000	4,974,375
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/1/13[1]	24,623,288	24,766,915
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C, 7%, 2/21/14[1]	5,055,000	4,965,749
Tranche E, 7%, 2/21/14[1]	59,790,661	58,710,543
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	6,033,499	6,042,549
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1]	61,670,000	58,771,510
SeaWorld Parks & Entertainment, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/17/17[1]	9,310,398	9,340,945
Six Flags Theme Parks Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/30/16[1]	38,196,396	38,451,051
18 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/11/18[1]	$21,695,625	$21,804,103
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 10.20%, 3/1/13[1,3]	335,788	329,072
Tranche B, 2.588%, 3/1/15[1,3]	680,826	578,702
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-on, 4.69%, 5/28/13[1]	982,277	982,309
Tranche B, 4.69%, 5/27/13[1]	1,372,499	1,372,543
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.69%, 5/25/12[1]	6,038,607	6,038,801

		468,120,417

Household Durables—0.7%
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.671%, 6/7/18[1]	18,600,000	18,611,625
SRAM Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 12/7/18[1]	3,000,000	3,007,500
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.50%, 3/5/15[2,3]	3,769,090	4,522,908
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/17/16[1]	20,867,335	21,029,349

		47,171,382

Leisure Equipment & Products—0.7%
Ameristar Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/16/18[1]	10,613,400	10,657,626
KE Octavius Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 4/25/17[1]	33,330,000	33,573,042

		44,230,668

Media—13.5%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.50%, 6/2/14[1]	26,340,504	21,182,164
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[1]	53,202,679	52,936,666
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 7/15/13[1,3,4]	19,865,287	11,422,540
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/8/16[1]	4,415,919	4,429,242
Bresnan Broadband Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/14/17[1]	26,865,000	26,901,644
Carmike Cinemas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 1/27/16[1]	26,633,494	26,771,429
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Incremental Term Loan, 7.50%, 7/3/14[1]	4,653,336	4,648,352
19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 2.50%, 7/3/14[1]	$24,793,947	$21,731,894
Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/21/16[1]	6,668,616	6,724,886
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-on, 7.151%, 3/6/14[1]	373,630	376,198
Cinram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.03%, 12/31/13[1]	11,056,222	8,623,854
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 2.813%, 12/31/11[1,3]	4,342,409	796,107
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/30/16[1]	6,861,857	6,865,219
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.837%, 1/29/16[1]	10,890,716	9,112,806
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/15/18[1]	15,000,000	14,896,875
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 10/24/14[1]	13,764,022	11,365,146
Filmyard Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 6/22/16[1]	17,680,677	17,945,889
Filmyard Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13%, 12/22/16[1]	1,415,000	1,478,674
Fox Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/14/15[1]	26,415,772	26,418,519
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/7/16[1]	24,591,022	24,737,044
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.69%, 12/31/14[1]	13,993,901	13,717,521
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.523%, 6/1/12[1]	39,386,458	39,054,154
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/28/17[1]	6,000,000	6,051,252
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/18[1]	4,000,000	4,065,000
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/20/16[1]	17,335,000	17,335,000
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/2/18[1]	18,703,125	18,783,492
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities Term Loan, 3.246%, 2/1/14[1]	32,056,576	30,593,995
Kasima LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/31/17[1]	16,359,000	16,359,000
Knology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/18/17[1]	15,298,125	15,259,880
Legendary Pictures, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 4/28/17[1]	20,000,000	19,850,000
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.687%-4.754%, 3/29/13[1]	33,599,980	30,995,982
20 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Media Continued
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	$4,950,000	$4,938,863
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/23/17[1]	9,900,000	9,842,253
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/24/12[1]	4,675,006	4,675,006
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.759%-13.869%, 11/15/13[1,3]	29,374,358	29,502,870
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/6/18[1]	27,000,000	26,831,250
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.877%, 9/14/16[1]	20,164,221	20,281,839
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.877%, 9/14/16[1]	5,511,625	5,543,774
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	26,715,000	26,781,788
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/31/13[1]	5,000,000	5,006,250
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan, Tranche B, 4.778%, 8/1/14[1,3]	39,595,458	30,884,458
Playboy Enterprises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 3/6/17[1]	16,957,500	16,957,500
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	34,920,750	35,313,608
Raycom TV Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/26/17[1]	15,000,000	15,000,000
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 10/28/16[1]	2,940,134	2,953,609
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/29/14[1]	1,208,733	1,202,690
Tranche B, 8%, 9/29/14[1,3]	1,074,430	1,069,058
Summit Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/7/16[1]	43,875,000	43,573,359
TWCC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/11/17[1]	9,950,000	9,981,094
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 6.686%-8.63%, 6/30/14[1]	12,057,452	12,095,132
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.687%-4.685%, 6/30/14[1]	30,406,571	29,462,690
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15[1,4]	8,891,486	8,969,287
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/19/15[1]	9,415,234	9,509,387

		861,806,189
21 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multiline Retail—0.5%
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/16/18[1]	$35,555,000	$35,146,046
Specialty Retail—2.6%
Burlington Coat Factory Warehouse Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/23/17[1]	37,031,250	37,084,390
Claire’s Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.996%-3.003%, 5/29/14[1]	9,978,236	9,146,300
Gymboree Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 2/23/18[1]	14,925,000	14,546,547
J. Crew Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/7/18[1]	17,286,675	16,639,617
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/19/18[1]	32,150,000	31,823,485
PETCO Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/24/17[1]	34,650,001	34,555,264
Sports Authority, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 11/16/17[1]	12,935,000	13,032,013
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/1/16[1]	11,227,687	11,233,795

		168,061,411

Textiles, Apparel & Luxury Goods—0.7%
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	44,925,574	44,672,688
Consumer Staples—2.4%
Food Products—1.7%
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/8/18[1]	54,000,000	53,836,056
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/25/18[1]	27,000,000	27,008,451
Pierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 9/30/16[1]	17,708,039	17,907,254
Pierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 9/29/17[1]	6,475,000	6,580,219

		105,331,980

Personal Products—0.7%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.419%, 3/5/15[1,3]	6,624,073	6,292,870
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/1/17[1]	18,892,499	18,918,741
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.671%, 11/19/17[1]	20,843,671	20,901,367

		46,112,978

Energy—2.4%
Energy Equipment & Services—2.0%
AL Gulf Coast Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/22/16[1]	10,484,631	10,550,160
22 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Energy Equipment & Services Continued
Bourland & Leverich Supply, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 8/19/15[1]	$7,257,744	$7,620,631
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/6/16[1]	35,206,481	35,201,482
Hercules Offshore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 7/11/13[1]	33,561,849	33,578,160
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/20/17[1]	34,987,482	35,171,166
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 6.50%, 4/20/17[1]	4,636,128	4,660,468
Tranche I-M, 6.50%, 4/20/17[1]	2,831,774	2,846,641

		129,628,708

Oil, Gas & Consumable Fuels—0.4%
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/18/18[1]	22,145,000	22,177,287
Financials—3.7%
Capital Markets—1.4%
AGFS Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	38,095,000	37,342,014
Fortress Investment Group LLC, Sr. Sec. Credit Facilities Term Loan, 5.75%, 10/7/15[1]	6,145,848	6,230,354
Nuveen Investments, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.746%-5.758%, 5/13/17[1]	38,040,288	38,052,194
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3.246%-3.253%, 11/13/14[1]	9,720,873	9,556,076

		91,180,638

Diversified Financial Services—0.7%
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 6/30/14[1]	45,000,000	44,975,250
Insurance—0.8%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7%, 3/17/16[1]	8,807,692	8,870,606
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 3/17/15[1]	28,192,308	28,371,019
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.437%, 4/3/14[1]	15,184,317	12,261,336

		49,502,961

Real Estate Management & Development—0.8%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.436%-4.518%, 10/10/16[1]	16,000,000	14,453,328
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	35,150,000	37,259,000

		51,712,328
23 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care—9.8%
Biotechnology—0.2%
Grifols SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/10/16[1]	$10,515,000	$10,573,053
Health Care Equipment & Supplies—4.0%
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/19/15[1]	4,530,000	4,535,663
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	31,404,843	30,992,654
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 7/16/18[1]	11,190,000	11,234,760
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/25/17[1]	40,184,288	37,538,835
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan, 8%, 1/29/16[1]	7,168,642	7,235,848
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/22/16[1]	23,907,469	23,944,669
Endo Pharmaceuticals Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 6/17/18[1]	10,640,000	10,680,847
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	34,215,000	33,402,394
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	32,383,838	31,904,816
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/3/18[1]	14,418,863	14,373,804
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 2/9/17[1]	31,171,875	31,101,738
Renal Advantage Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/17/16[1]	14,925,000	15,004,297
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.187%, 5/20/14[1]	3,967,318	3,912,767

		255,863,092

Health Care Providers & Services—4.8%
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 9/15/15[1]	9,875,000	9,887,344
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/14/15[1]	7,184,731	7,217,659
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/14/15[1]	7,184,731	7,217,659
Community Health Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.754%, 1/25/17[1]	13,786,983	13,478,926
DaVita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/20/16[1]	14,958,128	15,016,898
24 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Health Care Providers & Services Continued
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/25/18[1]	$28,413,788	$28,302,178
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 8/10/12[1]	6,669,322	6,463,687
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.75%, 8/17/16[1]	17,322,827	17,070,208
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 3.496%, 3/31/17[1]	13,675,729	13,433,805
Tranche B3, 3.496%, 5/1/18[1]	6,741,137	6,624,009
Healthspring, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/21/16[1]	10,723,674	10,696,865
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.75%, 12/1/13[1]	8,404,000	8,109,860
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/1/18[1]	23,500,000	23,505,875
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/26/17[1]	34,776,570	34,651,583
SHG Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 10/18/16[1]	12,189,667	12,143,956
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/1/18[1]	40,115,000	39,487,722
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 14.838%, 3/31/13[1,3]	8,642,116	6,697,640
Universal Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 11/15/16[1]	7,245,068	7,269,215
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/29/16[1]	7,406,718	7,422,457
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/4/16[1]	31,172,363	31,071,707

		305,769,253

Pharmaceuticals—0.8%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.437%, 4/10/14[1]	30,814,747	29,582,157
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 3/15/18[1]	11,035,200	11,057,613
Tranche B2, 4.25%, 3/15/18[1]	5,517,600	5,528,806
Tranche B3 Add-on, 4.25%, 3/15/18[1]	7,586,700	7,602,109

		53,770,685

Industrials—23.2%
Aerospace & Defense—4.7%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.187%, 9/28/12[1]	753,212	700,487
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.186%, 9/30/13[1]	24,717,902	22,987,649
25 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Aerospace & Defense Continued
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/20/17[1]	$31,110,000	$31,056,522
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/7/16[1]	12,527,274	12,353,070
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	47,844,281	48,203,113
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.082%, 6/30/15[1]	31,500,000	30,712,500
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 3.44%, 4/30/13[1]	11,113,649	10,891,376
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.44%, 4/30/13[1]	2,762,936	2,707,677
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.50%, 3/26/14[1]	21,453,326	21,346,059
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.246%, 3/26/14[1]	1,338,208	1,104,022
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.187%-2.246%, 3/26/14[1]	34,241,729	28,249,427
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 12/30/12[1]	28,351,241	28,324,676
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.50%, 6/28/13[1]	8,838,686	9,722,554
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%-3.51%, 12/3/14[1]	13,000,000	12,791,999
TransDigm Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 2/14/17[1]	20,773,081	20,825,014
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.188%, 2/1/14[1]	22,364,785	21,398,760

		303,374,905

Building Products—1.4%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 4/30/16[1]	19,206,000	18,837,879
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 7.397%, 5/11/13[1]	968,367	964,131
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.231%, 3/21/11[2]	3,640,440	455,055
Goodman Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 10/30/17[1]	11,025,000	11,361,494
Nortek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%-6.164%, 4/26/17[1]	34,912,500	34,999,781
Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/31/15[1]	23,893,678	23,993,243
United Subcontractors, Inc., Sr. Sec. Credit Facilities Term Loan, 2.10%, 6/30/15[2]	930,225	883,714

		91,495,297

Commercial Services & Supplies—8.2%
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/17/17[1]	30,337,550	30,561,138
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/18/18[1]	18,812,000	19,109,850
26 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Commercial Services & Supplies Continued
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/3/17[1]	$10,473,750	$10,532,665
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/2/18[1]	6,000,000	6,120,000
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%-5.50%, 5/24/18[1]	52,800,000	52,469,790
Asurion Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 5/24/19[1]	14,740,000	14,871,024
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.19%-6.164%, 5/28/15[1]	8,165,467	8,179,079
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 3/16/17[1]	14,563,500	14,563,500
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	5,240,000	5,384,100
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.187%, 11/9/14[1]	19,897,959	19,123,809
EVERTEC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 9/30/16[1]	15,707,003	15,746,270
Fidelity National Information Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/18/16[1]	11,934,268	11,919,350
Fifth Third Processing Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 11/3/16[1]	10,476,723	10,479,342
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.187%, 3/24/18[1]	76,215,219	70,201,381
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 2.937%, 9/24/14[1]	3,395,000	3,170,852
Tranche B-2, 2.937%, 9/24/14[1]	1,230,630	1,149,870
Tranche B-3, 2.937%, 9/24/14[1]	659,108	615,667
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/26/18[1]	27,110,323	26,788,388
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/11/18[1]	31,528,993	31,561,026
KAR Auction Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/19/17[1]	15,280,000	15,364,590
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	18,307,310	18,433,173
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	6,740,000	6,868,485
MoneyGram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/18/17[1]	8,770,256	8,786,701
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 7/20/13[1]	1,828,851	1,828,851
NEW Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/23/16[1]	27,720,165	27,720,165
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.187%-2.253%, 9/30/14[1]	14,175,000	12,777,430
27 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Services & Supplies Continued
Sedgwick CMS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 12/31/16[1]	$19,605,785	$19,611,666
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/10/18[1]	7,521,150	7,539,953
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.746%, 8/21/15[1]	16,762,228	16,189,027
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.997%, 2/21/15[1]	9,684,443	9,508,912
Waste Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/17/17[1]	16,154,513	16,224,995
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.496%-4.503%, 7/15/16[1]	9,791,831	9,828,550

		523,229,599

Construction & Engineering—0.1%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	3,493,220	3,523,786
Electrical Equipment—3.6%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/16[1]	18,706,028	18,811,250
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/8/17[1]	2,255,000	2,267,684
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/27/17[1]	43,712,000	43,912,332
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/27/17[1]	1,910,000	1,932,284
BNY ConvergEx Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/19/16[1]	15,770,240	15,817,062
BNY ConvergEx Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/19/16[1]	6,617,260	6,636,907
CCC Information Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/11/15[1]	22,387,500	22,506,288
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/16/18[1]	25,655,000	25,077,763
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.436%, 12/1/16[1]	35,315,238	35,196,508
NDS Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/12/18[1]	12,718,125	12,610,822
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/27/18[1]	16,250,000	16,239,844
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	32,135,000	31,984,383

		232,993,127

Industrial Conglomerates—1.0%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 5/31/16[1]	5,728,559	5,753,621
28 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Industrial Conglomerates Continued
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/7/17[1]	$6,447,600	$6,452,971
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 10.849%, 8/26/13[1]	24,756,578	22,280,920
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	16,169,475	16,250,322
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 2, 4%, 4/28/17[1]	10,500,000	10,529,537

		61,267,371

Machinery—1.8%
BOC Edwards Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	36,710,712	36,649,515
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/13/17[1]	18,915,000	19,009,499
Pinafore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/29/16[1]	21,163,708	21,208,279
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.69%, 7/31/14[1]	34,800,262	33,190,750
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.69%, 7/31/14[1]	4,694,302	4,477,190

		114,535,233

Marine—0.2%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/21/17[1]	10,000,000	10,068,750
Road & Rail—1.1%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 12/21/16[1]	51,990,200	52,308,380
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 10/12/14[1]	20,347,995	20,233,538

		72,541,918

Trading Companies & Distributors—1.1%
CIT Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche 3, 6.25%, 8/11/15[1]	37,843,607	38,036,193
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/30/16[1]	29,000,000	28,903,343
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[1]	7,000,000	6,959,169

		73,898,705

Information Technology—3.4%
Computers & Peripherals—0.9%
CDW Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/15/17[1]	57,785,581	56,316,845
Electronic Equipment & Instruments—0.2%
Aeroflex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/9/18[1]	14,620,000	14,583,377
29 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Internet Software & Services—0.5%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.755%, 10/26/17[1]	$23,032,176	$22,263,846
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.005%, 10/24/14[1]	11,466,176	11,048,349

		33,312,195

IT Services—1.4%
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5%, 2/20/17[1]	11,144,000	11,178,825
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term Loan, 8.75%, 2/19/18[1]	5,140,000	5,242,800
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/30/16[1]	9,980,339	9,995,939
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/16[1]	62,685,000	62,763,356

		89,180,920

Software—0.4%
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/3/16[1]	4,563,150	4,603,078
Verint Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/27/17[1]	20,030,000	20,023,751

		24,626,829

Materials—9.7%
Chemicals—4.7%
AZ Chem US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/21/16[1]	14,057,559	14,098,973
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	7,644,000	7,685,408
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.996%, 11/15/14[1]	28,400,000	28,266,889
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C1-B, 3.938%, 5/5/15[1]	2,644,347	2,615,259
Tranche C2-B, 4%, 5/5/15[1]	1,112,337	1,100,101
Tranche C5-B, 4%, 5/5/15[1]	3,738,621	3,701,234
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C4-B, 4.063%, 5/5/15[1]	5,115,463	5,025,943
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/29/16[1]	11,049,091	11,159,582
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 7.501%, 12/16/13[1]	3,123,915	3,237,644
Tranche C2, 8.001%, 12/16/14[1]	3,274,724	3,393,943
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 9/10/15[1]	6,189,500	6,189,500
Momentive Performance Materials, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.688%, 5/5/15[1]	7,927,328	7,793,555
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/8/17[1]	14,962,501	14,962,501
30 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Chemicals Continued
Norit NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/8/17[1]	$3,967,981	$3,987,821
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	14,542,373	14,566,615
Omnova Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/31/17[1]	2,577,050	2,589,935
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.44%-3.51%, 7/30/14[1]	8,520,582	8,272,062
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.69%, 7/30/15[1]	30,610,642	30,059,650
Potters Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/6/17[1]	13,190,000	13,190,000
Potters Holdings II LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 11/6/17[1]	7,715,000	7,898,231
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 8/2/17[1]	55,818,423	55,917,277
Tronox Worldwide LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche B, 7%, 10/21/15[1]	3,980,000	4,012,338
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	48,590,825	48,569,153

		298,293,614

Construction Materials—0.9%
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/18/17[1]	23,889,975	23,875,044
Capital Auto LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/11/17[1]	21,612,315	21,652,838
Henry Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 12/22/16[1]	9,950,000	9,850,500

		55,378,382

Containers & Packaging—2.8%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/2/16[1]	4,818,851	4,859,005
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 9/2/16[1]	8,000,000	8,100,000
BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-5.425%, 2/23/18[1]	22,862,045	22,921,579
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.688%, 9/28/14[1]	16,000,000	14,626,672
Exopack LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/31/17[1]	35,000,000	35,000,000
Graham Packaging Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6%, 9/23/16[1]	14,904,912	14,947,301
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.75%, 4/5/14[1]	30,798,168	30,883,633
Hilex Poly Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.25%, 11/19/15[1]	8,863,500	8,863,500
ICL Industrial Containers Ulc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.50%-5.425%, 2/23/18[1]	2,029,764	2,035,049
31 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Containers & Packaging Continued
Multi-Packaging Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 5/13/16[1]	$3,762,000	$3,776,108
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.25%, 2/9/18[1]	21,196,876	21,073,233
Xerium Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/26/17[1]	13,000,000	13,073,125

		180,159,205

Metals & Mining—1.0%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	1,890,661	189
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	32,550,000	32,658,489
JMC Steel Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/1/17[1]	7,581,000	7,623,552
Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 3/10/17[1]	17,698,531	17,746,459
Walter Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/2/18[1]	6,523,649	6,536,978

		64,565,667

Paper & Forest Products—0.3%
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%-9.123%, 11/19/16[1]	22,542,187	22,556,277
Telecommunication Services—1.7%
Diversified Telecommunication Services—0.9%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.496%, 6/2/14[1]	25,274,597	24,453,172
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan, 2.436%-2.496%, 3/13/14[1]	15,703,881	15,201,923
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	15,714,684	15,671,469

		55,326,564

Wireless Telecommunication Services—0.8%
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 11/10/16[1]	11,472,350	11,422,158
Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13%, 5/10/17[1]	5,240,000	5,279,300
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.938%, 3/19/18[1]	35,752,793	35,685,757

		52,387,215

Utilities—3.6%
Electric Utilities—3.4%
AES Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/28/18[1]	17,456,250	17,499,891
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	7,020,845	7,055,949
32 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Electric Utilities Continued
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.352%, 10/19/15[1,3]	$7,337,171	$5,160,475
Equipower Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 1/26/18[1]	4,987,500	4,993,734
GenOn Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/20/17[1]	45,691,331	45,738,941
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.996%, 8/16/12[1]	30,125,053	29,541,380
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.746%, 8/16/13[1]	11,000,000	10,468,337
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 1.937%, 8/16/12[1]	4,549,725	4,461,574
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1.996%, 8/16/12[1]	2,049,815	2,010,100
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.279%, 2/22/15[1,3]	21,555,636	16,690,227
New Development Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/18[1]	24,937,500	24,752,040
Texas Competitive Electric Holdings Co. LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.686%-4.768%, 10/10/17[1]	54,263,894	40,596,176
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.688%, 10/10/14[1]	14,819,397	11,748,077

		220,716,901

Multi-Utilities—0.1%
Great Point Power, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.25%, 3/10/17[1]	3,595,205	3,599,699
Water Utilities—0.1%
Entegra TC LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 4.685%, 4/19/14[1]	7,183,128	7,140,927

Total Corporate Loans (Cost $5,799,965,167)		5,770,974,432

Corporate Bonds and Notes—1.4%
Aleris International, Inc., 6% Bonds, 7/1/20	98,792	98,792
Berry Plastics Corp., 4.999% Sr. Sec. Nts., 2/15/15[1]	8,470,000	8,385,300
Berry Plastics Holding Corp., 4.122% Sr. Sec. Nts., 9/15/14[1]	19,201,000	17,856,930
Lyondell Chemical Co.:
8% Sr. Sec. Nts., 11/1/17[5]	17,998,000	20,427,730
11% Sr. Sec. Nts., 5/1/18	6,485,120	7,376,824
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18[5]	6,600,000	6,336,000
Verso Paper Holdings LLC/Verso Paper, Inc.:
4.023% Sr. Sec. Nts., Series B, 8/1/14[1]	12,177,500	11,325,075
8.75% Sr. Sec. Nts., 2/1/19[5]	20,000,000	18,650,000
33 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Corporate Bonds and Notes Continued
Wellman, Inc., 5% Cv. Nts., 1/29/19[2,3]	$3,728,500	$3,131,940

Total Corporate Bonds and Notes (Cost $106,414,262)		93,588,591

	Shares

Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[4,6] (Cost $0)	1,145	—

Common Stocks—0.6%
Aleris Corp.	114,329	7,002,651
Alpha Media Group, Inc.[4,6]	8,587	—
BLB Management Services, Inc.[6]	165,551	1,862,449
Champion Opco LLC[6]	183,994	505,983
Cinram International Income Fund[6]	444,228	139,482
Eningen Realty, Inc.[6]	1,642	7,184
Levlad LLC[6]	40,755	305,659
Metro-Goldwyn-Mayer Studios, Inc.[6]	515,177	11,672,623
Sleep Innovations, Inc., Cl. 2[6]	28,602	—
Sleep Innovations, Inc., Cl. 4[6]	4,275	—
Turtle Bay Holding Co. LLC[6]	324,258	332,364
United Subcontractors, Inc.[6]	39,690	1,002,163
Wellman, Inc.[6]	3,371	15,231
Young Broadcasting, Inc., Cl. A4,6	5,231	14,646,800

Total Common Stocks (Cost $36,709,193)		37,492,589

	Units

Rights, Warrants and Certificates—0.8%
BLB Management Services, Inc. Rts., Strike Price $0.001, 12/31/11[6]	8,000	140,000
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[6]	67,016	—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[6]	35,695	24,986,500
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[4,6]	9,588	26,846,400

Total Rights, Warrants and Certificates (Cost $36,848,999)		51,972,900

	Shares

Investment Company—7.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[4,7] (Cost $485,234,668)	485,234,668	485,234,668
Total Investments, at Value (Cost $6,465,172,289)	100.6%	6,439,263,180
Liabilities in Excess of Other Assets	(0.6)	(39,072,298)

Net Assets	100.0%	$6,400,190,882

34 | OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Interest or dividend is paid-in-kind, when applicable.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 29, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/			Shares/Units/
	Principal Amount	Gross	Gross	Principal Amount
	July 30, 2010[a]	Additions	Reductions	July 29, 2011

Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec.
Credit Facilities Term Loan, Tranche B, 6.90%, 7/15/13 (formerly Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13)	17,970,635	1,894,652	—	19,865,287
Oppenheimer Institutional Money Market Fund, Cl. E	85,152,058	2,695,595,295	2,295,512,685	485,234,668
Young Broadcasting, Inc., Cl. A	—	5,231	—	5,231
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	—	9,588	—	9,588
Young Broadcasting, Inc., Sr. Sec.
Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	—	8,891,486	—	8,891,486

	Value	Income

Alpha Media Group, Inc.	$—	$—
Alpha Media Group, Inc., Preferred	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.60%, 7/15/13 (formerly Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13)	11,422,540	1,488,821	[b]
Oppenheimer Institutional Money Market Fund, Cl. E	485,234,668	611,418
Young Broadcasting, Inc., Cl. A	14,646,800	—
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	26,846,400	—
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	8,969,287	786,934

	$547,119,695	$2,887,173

a.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	All or portion of the transactions were the result of non-cash interest or dividends.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,413,730 or 0.71% of the Fund’s net assets as of July 29, 2011.

6.	Non-income producing security.

7.	Rate shown is the 7-day yield as of July 29, 2011.
35 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$5,770,974,243	$189	$5,770,974,432
Corporate Bonds and Notes	—	90,357,859	3,230,732	93,588,591
Preferred Stocks	—	—	—	—
Common Stocks	139,482	22,177,909	15,175,198	37,492,589
Rights, Warrants and Certificates	—	25,126,500	26,846,400	51,972,900
Investment Company	485,234,668	—	—	485,234,668

Total Assets	$485,374,150	$5,908,636,511	$45,252,519	$6,439,263,180

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Change in	Accretion/
		unrealized	(amortization)	Nets	Transfers in
	Value as of	appreciation/	of premium/	purchases	and/or out	Value as of
	July 30, 2010[a]	depreciation	discount[b]	(sales)	of Level 3	July 29, 2011

Assets Table
Investments, at Value:
Corporate Loans	$304,859	$(25,335)	$—	$—	$(279,335)	$189
Corporate Bonds and Notes	2,127,846	1,124,265	(21,379)	—	—	3,230,732
Common Stocks	121,436	4,555,786	—	10,497,976	—	15,175,198
Rights, Warrants and
Certificates	—	7,670,453	—	19,175,947	—	26,846,400

Total Assets	$2,554,141	$13,325,169	$(21,379)	$29,673,923	$(279,335)	$45,252,519

a.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,930,438,950)	$5,892,143,485
Affiliated companies (cost $534,733,339)	547,119,695

6,439,263,180
Cash	28,217,779
Receivables and other assets:
Shares of beneficial interest sold	31,270,629
Interest, dividends and principal paydowns	28,772,664
Investments sold	7,307,182
Other	1,723,281

Total assets	6,536,554,715

Liabilities
Payables and other liabilities:
Investments purchased	94,137,572
Shares of beneficial interest redeemed	31,374,235
Dividends	8,063,041
Distribution and service plan fees	1,004,032
Shareholder communications	357,712
Transfer and shareholder servicing agent fees	356,212
Trustees’ compensation	32,140
Other	1,038,889

Total liabilities	136,363,833

Net Assets	$6,400,190,882

Composition of Net Assets
Par value of shares of beneficial interest	$767,986
Additional paid-in capital	6,915,484,684
Accumulated net investment loss	(12,188,561)
Accumulated net realized loss on investments	(477,964,118)
Net unrealized depreciation on investments	(25,909,109)

Net Assets	$6,400,190,882

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
37 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,125,844,977 and 375,027,509 shares of beneficial interest outstanding)	$8.33
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.63
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,129,160 and 12,847,387 shares of beneficial interest outstanding)	$8.34
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,877,203,267 and 224,965,194 shares of beneficial interest outstanding)	$8.34
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,290,013,478 and 155,146,132 shares of beneficial interest outstanding)	$8.31
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest:
Unaffiliated companies	$268,852,134
Affiliated companies	2,275,755

Dividends:
Unaffiliated companies	1,463,411
Affiliated companies	611,418
Other income	134,714

Total investment income	273,337,432

Expenses
Management fees	24,366,306
Distribution and service plan fees:
Class A	4,886,935
Class B	709,504
Class C	9,878,580
Transfer and shareholder servicing agent fees:
Class A	1,739,662
Class B	214,178
Class C	1,098,469
Class Y	399,571
Shareholder communications:
Class A	370,206
Class B	53,039
Class C	256,465
Class Y	97,480
Borrowing fees	2,221,392
Custodian fees and expenses	777,084
Trustees’ compensation	46,974
Administration service fees	1,500
Other	579,863

Total expenses	47,697,208
Less waivers and reimbursements of expenses	(308,437)

Net expenses	47,388,771

Net Investment Income	225,948,661

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
39 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized loss on investments from unaffiliated companies	$(4,333,334)
Net change in unrealized appreciation/depreciation on investments	50,036,548

Net Increase in Net Assets Resulting from Operations	$271,651,875

See accompanying Notes to Financial Statements.
40 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]

Operations
Net investment income	$225,948,661	$94,500,681
Net realized loss	(4,333,334)	(100,343,397)
Net change in unrealized appreciation/depreciation	50,036,548	252,686,900

Net increase in net assets resulting from operations	271,651,875	246,844,184

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(107,906,079)	(38,562,883)
Class B	(4,716,992)	(5,009,574)
Class C	(66,868,108)	(39,452,163)
Class Y	(30,943,748)	(1,052,484)

	(210,434,927)	(84,077,104)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,256,539,923	193,246,333
Class B	16,497,671	(22,635,694)
Class C	1,016,585,016	80,408,938
Class Y	1,250,082,754	32,223,978

	4,539,705,364	283,243,555

Net Assets
Total increase	4,600,922,312	446,010,635
Beginning of period	1,799,268,570	1,353,257,935

End of period (including accumulated net investment loss of $12,188,561 and $5,984,737, respectively)	$6,400,190,882	$1,799,268,570

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective 2011 and 2010 fiscal years.
See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.04	$7.18	$8.27	$9.11	$9.54

Income (loss) from investment operations:
Net investment income[2]	.49	.50	.48	.62	.69
Net realized and unrealized gain (loss)	.27	.82	(.99)	(.85)	(.42)

Total from investment operations	.76	1.32	(.51)	(.23)	.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.46)	(.58)	(.61)	(.70)

Net asset value, end of period	$8.33	$8.04	$7.18	$8.27	$9.11

Total Return, at Net Asset Value[3]	9.65%	18.64%	(4.89)%	(2.68)%	2.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,125,845	$838,425	$575,490	$855,905	$1,460,069

Average net assets (in thousands)	$1,961,051	$666,512	$624,278	$1,179,865	$1,687,143

Ratios to average net assets:[4]
Net investment income	5.89%	6.47%	7.15%	7.11%	7.26%
Expenses excluding interest and fees from borrowings	1.01%	1.14%	1.12%	1.02%	0.99%
Interest and fees from borrowings	0.06%	0.29%	0.68%	0.14%	0.08%

Total expenses[5]	1.07%	1.43%	1.80%	1.16%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.42%	1.75%	1.05%	0.97%

Portfolio turnover rate	52%	67%	51%	50%	105%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 29, 2011	1.08%
Year Ended July 30, 2010	1.44%
Year Ended July 31, 2009	1.81%
Year Ended July 31, 2008	1.17%
Year Ended July 31, 2007	1.07%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER SENIOR FLOATING RATE FUND

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.05	$7.18	$8.27	$9.12	$9.54

Income (loss) from investment operations:
Net investment income[2]	.44	.46	.44	.57	.64
Net realized and unrealized gain (loss)	.27	.82	(.99)	(.87)	(.42)

Total from investment operations	.71	1.28	(.55)	(.30)	.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.41)	(.54)	(.55)	(.64)

Net asset value, end of period	$8.34	$8.05	$7.18	$8.27	$9.12

Total Return, at Net Asset Value[3]	8.92%	18.04%	(5.49)%	(3.37)%	2.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,129	$87,676	$98,997	$149,858	$247,726

Average net assets (in thousands)	$94,654	$96,622	$106,162	$201,066	$295,655

Ratios to average net assets:[4]
Net investment income	5.34%	5.86%	6.53%	6.48%	6.71%
Expenses excluding interest and fees from borrowings	1.70%	1.80%	1.76%	1.62%	1.57%
Interest and fees from borrowings	0.06%	0.29%	0.68%	0.14%	0.08%

Total expenses[5]	1.76%	2.09%	2.44%	1.76%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	2.08%	2.39%	1.65%	1.55%

Portfolio turnover rate	52%	67%	51%	50%	105%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 29, 2011	1.77%
Year Ended July 30, 2010	2.10%
Year Ended July 31, 2009	2.45%
Year Ended July 31, 2008	1.77%
Year Ended July 31, 2007	1.65%
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.05	$7.19	$8.27	$9.12	$9.55

Income (loss) from investment operations:
Net investment income[2]	.45	.47	.45	.58	.64
Net realized and unrealized gain (loss)	.27	.81	(.98)	(.87)	(.42)

Total from investment operations	.72	1.28	(.53)	(.29)	.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.42)	(.55)	(.56)	(.65)

Net asset value, end of period	$8.34	$8.05	$7.19	$8.27	$9.12

Total Return, at Net Asset Value[3]	9.10%	18.06%	(5.22)%	(3.28)%	2.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,877,203	$831,166	$670,264	$976,602	$1,672,484

Average net assets (in thousands)	$1,320,002	$740,664	$705,289	$1,365,398	$1,843,725

Ratios to average net assets:[4]
Net investment income	5.44%	6.01%	6.66%	6.60%	6.76%
Expenses excluding interest and fees from borrowings	1.51%	1.62%	1.60%	1.54%	1.50%
Interest and fees from borrowings	0.06%	0.29%	0.68%	0.14%	0.08%

Total expenses[5]	1.57%	1.91%	2.28%	1.68%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.90%	2.23%	1.57%	1.48%

Portfolio turnover rate	52%	67%	51%	50%	105%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 29, 2011	1.58%
Year Ended July 30, 2010	1.92%
Year Ended July 31, 2009	2.29%
Year Ended July 31, 2008	1.69%
Year Ended July 31, 2007	1.58%
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER SENIOR FLOATING RATE FUND

	July 29,	July 30,	July 31,	July 31,	July 31,
Class Y Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.03	$7.16	$8.25	$9.11	$9.54

Income (loss) from investment operations:
Net investment income[2]	.50	.52	.47	.69	.69
Net realized and unrealized gain (loss)	.27	.83	(.96)	(.93)	(.39)

Total from investment operations	.77	1.35	(.49)	(.24)	.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.48)	(.60)	(.62)	(.73)

Net asset value, end of period	$8.31	$8.03	$7.16	$8.25	$9.11

Total Return, at Net Asset Value[3]	9.81%	19.18%	(4.66)%	(2.78)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,290,014	$42,002	$8,507	$5,496	$58,955

Average net assets (in thousands)	$557,932	$17,679	$7,054	$21,397	$11,372

Ratios to average net assets:[4]
Net investment income	6.01%	6.67%	7.34%	7.69%	7.34%
Expenses excluding interest and fees from borrowings	0.72%	0.76%	0.94%	0.73%	0.74%
Interest and fees from borrowings	0.06%	0.29%	0.68%	0.14%	0.08%

Total expenses[5]	0.78%	1.05%	1.62%	0.87%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	1.04%	1.57%	0.76%	0.72%

Portfolio turnover rate	52%	67%	51%	50%	105%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 29, 2011	0.79%
Year Ended July 30, 2010	1.06%
Year Ended July 31, 2009	1.63%
Year Ended July 31, 2008	0.88%
Year Ended July 31, 2007	0.82%
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks as high a level of current income as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
46 | OPPENHEIMER SENIOR FLOATING RATE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of July 31, 2011, the Manager determined the fair value of certain corporate notes using an internal model based on anticipated cash flows. The Manager determined the
47 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
fair value of certain thinly traded common stock, and related warrants, using weekly broker-dealer price quotations. For certain common stocks that do not trade, the Manager has determined the fair value of these securities using internal models that utilize quarterly financial statements and manager assumptions using comparable security inputs. For certain convertible bonds that do not trade, the Manager has determined the fair value based on details received and manager assumptions for the anticipated sale of the company within the near term. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid which may make it difficult for the Fund to value them or dispose of
48 | OPPENHEIMER SENIOR FLOATING RATE FUND

them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
     As of July 29, 2011, securities with an aggregate market value of $5,770,974,432, representing 90.17% of the Fund’s net assets were comprised of Senior Loans.
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of July 29, 2011 is as follows:

Cost	$51,673,327
Market Value	$9,268,070
Market Value as a % of Net Assets	0.14%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be
49 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$9,327,917	$—	$481,473,913	$27,222,146

1.	As of July 29, 2011, the Fund had $481,473,913 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring

2014	$4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370
2018	203,947,679
2019	29,261,994

Total	$481,473,913

2.	During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 29, 2011, $26,003,298 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$26,693,319	$21,717,558	$48,410,877
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Ordinary income	$210,434,927	$84,077,104
50 | OPPENHEIMER SENIOR FLOATING RATE FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,466,485,326

Gross unrealized appreciation	$83,859,035
Gross unrealized depreciation	(111,081,181)

Net unrealized depreciation	$(27,222,146)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual
51 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	342,703,331	$2,857,064,664	41,565,099	$330,484,383
Dividends and/or distributions reinvested	8,909,385	74,274,126	2,661,399	20,884,028
Repurchased	—	—	(16,612,683)	(129,843,105)
Redeemed	(80,834,513)	(674,798,867)	(3,541,168)	(28,278,973)

Net increase	270,778,203	$2,256,539,923	24,072,647	$193,246,333

Class B
Sold	7,254,738	$60,432,505	1,816,960	$14,414,569
Dividends and/or distributions reinvested	422,657	3,513,372	438,957	3,432,664
Repurchased	—	—	(4,401,482)	(34,536,735)
Redeemed	(5,727,075)	(47,448,206)	(744,961)	(5,946,192)

Net increase (decrease)	1,950,320	$16,497,671	(2,890,526)	$(22,635,694)

52 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Year Ended July 29, 2011		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class C
Sold	142,264,436	$1,187,500,618	22,775,455	$181,704,679
Dividends and/or distributions reinvested	4,943,856	41,195,662	2,702,567	21,203,247
Repurchased	—	—	(12,576,371)	(98,877,807)
Redeemed	(25,471,260)	(212,111,264)	(2,954,172)	(23,621,181)

Net increase	121,737,032	$1,016,585,016	9,947,479	$80,408,938

Class Y
Sold	170,737,808	$1,423,876,764	5,121,897	$40,919,426
Dividends and/or distributions reinvested	2,472,799	20,638,163	33,772	269,334
Repurchased	—	—	(704,469)	(5,734,967)
Redeemed	(23,298,310)	(194,432,173)	(405,011)	(3,229,815)

Net increase	149,912,297	$1,250,082,754	4,046,189	$32,223,978

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$6,155,582,743	$2,019,997,468
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $3,260,135 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
53 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Board of Trustees has currently set that fee at an annual rate of 0.50% of the daily net assets of those classes, but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$7,717,507
Class C	61,239,822
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
54 | OPPENHEIMER SENIOR FLOATING RATE FUND

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred	Deferred
	Sales Charges	Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$1,532,003	$46,902	$76,182	$277,004
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 29, 2011, the Manager waived fees and/or reimbursed the Fund $308,437 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.75 billion, collectively. The Agreement’s terms specifically limit individual borrowings of the Fund to $750 million. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund
55 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Borrowings Continued
has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

Average Daily Loan Balance	$—
Average Daily Interest Rate	—%
Fees Paid	$3,260,985
Interest Paid	$—
As of July 29, 2011, the Fund had no such borrowings outstanding.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and
56 | OPPENHEIMER SENIOR FLOATING RATE FUND

awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
57 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 29, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Senior Floating Rate Fund for the years ended prior to August 1, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 29, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
58 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended July 29, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.70% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended July 29, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,463,411 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 29, 2011, the maximum amount allowable but not less than $206,242,214 or 98.01% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
59 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
60 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non- profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979- January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1999) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer
61 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1999) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987- March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2005) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996- June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2005) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable
62 | OPPENHEIMER SENIOR FLOATING RATE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert J. Malone, Continued	organization) (since 1986); Trustee of the Gallagher Family Foundation (non- profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive
63 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President and Portfolio Manager (since 1999) Age: 47	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Margaret Hui, Vice President and Portfolio Manager (since 1999) Age: 53	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank California (January 1998-September 1999). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.
64 | OPPENHEIMER SENIOR FLOATING RATE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
65 | OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent	KPMG llp
Registered Public Accounting Firm Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
66 | OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
67 | OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
68 | OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $50,200 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2011 and $4,395 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 and $285,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, custody examination and professional services for the capital accumulation plan and FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,050 in fiscal 2011 and $8,574 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $172,169 in fiscal 2011 and $298,869 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Senior Floating Rate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/13/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/13/2011